Exhibit 99.1

TWENTY-NINTH AMENDMENT TO

SECOND AMENDED AND RESTATED

LIMITED PARTNERSHIP AGREEMENT OF

CORPORATE OFFICE PROPERTIES, L.P.

THIS TWENTY-NINTH AMENDMENT (the “Amendment”) to the Second Amended and Restated Limited Partnership Agreement of Corporate Office Properties, L.P., a Delaware limited partnership (the “Partnership”), is made and entered into as of June 27, 2012, by the undersigned.

Recitals

A.                                   The Partnership is a limited partnership organized under the Delaware Revised Uniform Limited Partnership Act and governed by that certain Second Amended and Restated Limited Partnership Agreement dated as of December 7, 1999, as amended to the date hereof (as amended, the “Agreement”).

B.                                     The sole general partner of the Partnership is Corporate Office Properties Trust, a real estate investment trust formed under the laws of the State of Maryland (the “General Partner”).

C.                                     The General Partner has issued 6,900,000 of its 7.375 % Series L Cumulative Preferred Shares (the “Series L Preferred REIT Shares”) in a public offering (the “Offering”).

D.                                    As required under Sections 4.2(B) and (C) of the Agreement, the General Partner intends to transfer the net proceeds of the Offering (or cause them to be transferred) to or for the benefit of the Partnership in exchange for additional Partnership Interests in the Partnership having designations, rights and preferences substantially similar to the economic rights of the holders of the Series L Preferred REIT Shares (the “Series L Preferred Units”).

E.                                      The General Partner desires to amend the Agreement (i) to acknowledge the contribution of the net proceeds of the Offering by the General Partner to the Partnership in exchange for the Series L Preferred Units and (ii) pursuant to Section 11.1 (b)(iii) of the Agreement, the General Partner desires to amend the Agreement to reflect the admission, substitution, termination and/or withdrawal of various limited partners in accordance with the terms of the Agreement.  Unless otherwise defined herein, all capitalized terms used in this Amendment shall have the same meanings as set forth in the Agreement.

NOW THEREFORE, in consideration of the foregoing and of the mutual premises set forth herein, the General Partner, intending to be legally bound hereby, hereby amends the Agreement as follows, effective as of the date set forth above.

1.                                       The foregoing recitals to this Amendment are hereby incorporated in and made a part of this Amendment.

(a)                                  Upon consummation of the Offering, the General Partner shall contribute the net proceeds of the Offering to the Partnership.

(b)                                 Upon the contribution of the net proceeds of the Offering to the Partnership by the General Partner, and in accordance with Section 4.2(B) of the Agreement, the Partnership shall issue to the General Partner 6,900,000 Series L Preferred Units, equal to the number of Series L Preferred REIT Shares issued by the General Partner in connection with the Offering.

(c)                                  For purposes of the Agreement, including the maintenance of Capital Accounts, the General Partner shall be treated as making a Capital Contribution of $165,945,000, equal to the product of $24.05 times the number of Series L Preferred Units issued to the General Partner.

(d)                                 The General Partner is hereby amending Exhibit 1 to the Agreement by causing Exhibit 1, Schedule of Partners, as attached hereto and by this reference made a part hereof, to be hereby substituted for and to replace any prior Exhibit 1 attached to a prior Amendment to the Partnership Agreement, such that Exhibit 1 as attached hereto shall be a full and complete listing of all the general and limited partners of the Partnership as of the date of this Amendment, the same being intended and hereby superseding all prior Exhibit 1 listings.

2.                                       Except as explicitly modified by this Amendment, all of the provisions of the Agreement are hereby ratified and confirmed, and shall remain in full force and effect.

3.                                       This Amendment shall take effect upon the contribution of the net proceeds of the Offering to the Partnership by the General Partner, and in the event such contribution is not made, this Amendment shall be of no force or effect.

(SIGNATURE PAGE FOLLOWS)

In Witness Whereof, the General Partner has executed this Amendment as of the day and year first above written.

CORPORATE OFFICE PROPERTIES TRUST,
a Maryland real estate investment trust

By:	/s/ Roger A. Waesche, Jr.
Name:	Roger A. Waesche, Jr.
Title:	President and Chief Executive Officer

Schedule of Partners

General Partner	Common Partnership Units	Series G Preferred Units	Series H Preferred Units	Series I Preferred Units	Series J Preferred Units	Series K Preferred Units	Series L Preferred Units

Corporate Office Properties Trust	72,085,230	2,200,000	2,000,000		3,390,000	531,667	6,900,000

Limited Partners and Preferred Limited Partners

Jay H. Shidler	431,893
Shidler Equities, L.P.	1,353,963
Clay W. Hamlin, III	87,042
LBCW Limited Partnership	1,281,107
Robert L. Denton	333,000
James K. Davis	51,589
Samuel Tang	4,389
Lawrence J. Taff	13,733
Kimberly F. Aquino	2,937
M.O.R. 44 Gateway Associates Limited Partnership	1
John Parsinen	49,434
M.O.R. Commons Limited Partnership	7
Lynn Hamlin	121,411
Housing Affiliates, Inc.	4,402
Reingle Corp.	730
Joseph Tawil	2,160
The Lovejoy Trust	59,528
The Century Trust	59,528
A. Charles Wilson, Trustee of the A. Charles Wilson and Betty S. Wilson Trust u/d/t June 18, 1980—Survivor’s Trust	5,908
Irwin Hoffman	1,880
The Rouse Family Exemption Trust	2,160
Lawrence G. Rief	2,526
David D. Jenkins	262,165
RA & DM, Inc.	2,954
Richard Alter	43,817
Donald Manekin	23,336
William Winstead	14,019
Richard Manekin	8,988
Robert Manekin	8,988
Charles Manekin	3,899
Francine Manekin	880
Sandye Sirota	5,427
Lynn Stern	880
Louis LaPenna	2,513
Jamie Deutsch	22
Kelly Alter	22

TRC Associates Limited Partnership				352,000

TOTAL	76,332,468	2,200,000	2,000,000	352,000	3,390,000	531,667	6,900,000

Exhibit 1 Addendum

Series Preferred Units	Preferred Limited Partner	No. of Preferred Units	Liquidation Preference Per Preferred Unit	Priority Percentage Return (1)	Priority	Conversion Factor	Conversion Commencement Date

G	General Partner	2,200,000	$25	8%	Senior	None	N/A
H	General Partner	2,000,000	$25	7.5%	Senior	None	N/A
I	TRC Associates Limited Partnership	352,000	(2)	(3)	Senior	.05/1	September 23, 2004
J	General Partner	3,390,000	$25	7.625%	Senior	None	N/A
K	General Partner	531,667	$50	5.60%	Senior	(4)	January 10, 2007
L	General Partner	6,900,000	$25	7.375%	Senior	None	(5)

(1)                                  Priority Return Percentage is expressed as a percentage of the Liquidation Preference per Distribution Period.  See the Agreement for the definitions of “Priority Return Percentage,” “Liquidation Preference” and “Distribution Period.”

(2)                                  Liquidation Preference Per Series I Preferred Unit shall equal $25.00 plus all accrued and unpaid distributions thereon.  In determining the Liquidation Preference, unpaid distributions shall accrue and be compounded on a quarterly basis.

(3)                                  Priority Return Percentage for the Series I Preferred Units shall be governed by Section 4 of the Seventeenth Amendment.  The Distribution Period for the Series I Preferred Units shall be each calendar quarter ending on March 31, June 30, September 30 and December 31, of each year.

(4)                                  The Series K Preferred REIT Shares are convertible, at the option of the holder thereof, at any time, in whole or in part, into the number of fully paid and nonassessable shares of authorized but previously unissued Common Shares obtained by dividing (1) an amount equal to the aggregate Liquidation Preference (as defined in the Articles Supplementary designating such shares) of the Series K Preferred REIT Shares to be converted by (2) an amount equal to (A) the Calculation Price (as defined in the Merger Agreement) multiplied by (B) 1.25. Upon such conversion of the Series K Preferred REIT Shares, the Series K Preferred Units shall simultaneously be converted into a like number of Common Units.

(5)                                  The Series L Preferred REIT Shares are convertible, at the option of the holder thereof, upon a Change of Control (as defined in the Articles Supplementary designating such shares) into the number of fully paid and nonassessable shares of authorized but previously unissued Common Shares calculated as determined in the Articles Supplementary designating such shares. Upon such conversion of the Series L Preferred REIT Shares, the Series L Preferred Units shall simultaneously be converted into a like number of Common Units.